UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2019
PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD

Item 7.01.
Regulation FD Disclosure.

Today, June 11, 2019, PTC announces its intention to increase its target stock repurchases from 40% of annual free cash flow to 50% of annual free cash flow for FY2020.

PTC is also reaffirming its FY2023 Financial Targets under ASC 605 of:

●
$2.4 Billion Total Revenue

●
$2.2 Billion Software Revenue

●
95% Subscription Mix

●
37% Non-GAAP Operating Margin

●
$6.30 Non-GAAP EPS

●
$850 Million Adjusted Free Cash Flow

Our non-GAAP financial measures and the reasons we use them are described beginning on page 35 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2018. You should read that information to understand what items are excluded from our non-GAAP financial measures as those items can cause our non-GAAP measures to differ materially from our reported GAAP results and many of those items are recurring items. We cannot reconcile our non-GAAP financial targets to future period GAAP targets as the items we exclude from our non-GAAP financial targets are not known or estimable.

These FY2023 financial targets are under the ASC 605 revenue reporting standard. We adopted the ASC 606 revenue reporting standard on October 1, 2018, the beginning of our 2019 fiscal year. Such financial targets would differ if formulated using the ASC 606 revenue reporting standard. We plan to provide FY2023 financial targets under ASC 606 in November 2019 after we have completed our work to provide such targets.

Our FY2023 financial targets and our intention to target using 50% of free cash flow to repurchase shares in FY2020 are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those projected are described from time to time in reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You should read those Risk Factors to understand the risks and uncertainties that could cause our actual results to differ materially from the targets set forth above. The risks and uncertainties we describe in those reports are not the only risks we face, additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: June 11, 2019	By:	/s/ Kristian Talvitie
Kristian Talvitie
Executive Vice President, Chief Financial Officer